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Exhibit 21.1

TRAMMELL CROW COMPANY SUBSIDIARIES

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
1996 DFW OFFICE, INC.	DELAWARE	TEXAS	1996 DFW OFFICE I, INC.
3865 TCMP VENTURE, LLC	DELAWARE
3865 WILSON, L.L.C.	VIRGINIA
5950 SHERRY LANE LIMITED PARTNER, LTD.	TEXAS
AEW #10 CORPORATION	MASSACHUSETTS
ATWATER 12 LP	DELAWARE
AUSTIN RETAIL INVESTMENT, INC.	DELAWARE
BC PLAZA II/III, LTD.	TEXAS
BELLAIRE SHOPPING CENTER ASSOCIATES, L.P.	TEXAS
BPP-CM #2, L.P.	TEXAS
BPP-CM, L.P.	TEXAS
BROADVIEW CENTRAL TEXAS, LTD.	TEXAS
BURBANK AIRPORT PLAZA, LLC	DELAWARE
BURLESON-STASSNEY LAND II, LTD.	TEXAS
BURLESON-STASSNEY LAND III, LTD.	TEXAS
BURLESON-STASSNEY LAND, LTD.	TEXAS
CATMONTU INSURANCE COMPANY, LTD.	CAYMAN ISLANDS
CH-NORTHWEST PLACE ONE, LTD.	TEXAS
CH-NWP, INC.	DELAWARE
COLLINS CROSSING II, LTD.	TEXAS
CROW ATLANTA DEVELOPMENT-1996, INC.	DELAWARE
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS #1 LIMITED PARTNERSHIP	TEXAS
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS, INC.	DELAWARE
DALLAS/FORT WORTH REAL ESTATE INVESTMENTS #2, L.P.	TEXAS
DENALI LLC	NEVADA
EMERALD REAL ESTATE COMPANY	DELAWARE
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF SAN BERNARDINO, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF ORANGE, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF SACRAMENTO, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF SAN DIEGO, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF SANTA BARBARA, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF LOS ANGELES, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF VENTURA, CA	EASI
EXPO 2 PARTNERS, LTD.	TEXAS
EXPO LAND, INC.	DELAWARE
EXPO MANAGEMENT I, LLC	TEXAS
EXPO MANAGEMENT II, L.L.C.	TEXAS
EXPO MANAGEMENT III, LLC	TEXAS

EXPO PARTNERS I, LTD.	TEXAS
EXPO PARTNERS II, LTD.	TEXAS
EXPO PARTNERS III, LTD.	TEXAS
FAIRWAY CENTRE ASSOCIATES, L.P.	TEXAS	HARRIS COUNTY, TX	FAIRWAY CENTRE
FAIRWAY CENTRE, INC.	DELAWARE
FAIRWAY PLAZA ASSOCIATES, L.P.	TEXAS
FREEPORT #2, LP	TEXAS
FREESTANDING PROPERTY FUND I, L.P.	DELAWARE
GLASGOW BTS, LLC	DELAWARE
GLENDALE AND 91ST AVENUE LLC	ARIZONA
GLENDALE AND 91ST GP, INC.	DELAWARE
GRAND PARKWAY/I-10 ASSOCIATES, L.P.	TEXAS
HIGH STREET COLUMBIA, INC.	DELAWARE
HIGH STREET COLUMBIA, LLC	DELAWARE
HIGH STREET MILL RACE GP, INC.	DELAWARE
HIGH STREET MILL RACE, LP	DELAWARE
HIGH STREET RESIDENTIAL, INC.	DELAWARE
JFK INTERNATIONAL AIR CARGOCENTRE, LLC	DELAWARE
KYRENE MESA DEVELOPMENT COMPANY LLC	ARIZONA
LAKELINE RETAIL 2000, LTD.	TEXAS
LANDMARK VI INDUSTRIAL CENTER, LTD.	TEXAS
LEEDS CONSTRUCTION SERVICES, INC.	DELAWARE
MARSH AT BELMEADE PARTNERS, L.P.	TEXAS
MCCRELESS SQUARE, LTD.	TEXAS
MONTPELIER II, LLC	DELAWARE
MT. BAKER LLC	NEVADA
MT. SHASTA LLC	NEVADA
NE METRO DEVELOPMENT 2, INC.	DELAWARE
NORTHWOOD GP, LTD.	TEXAS
NORTHWOOD PROPERTIES, LTD.	TEXAS
OLD TOWN DEVELOPMENT COMPANY, LLC	VIRGINIA
ONE RIVERWALK PLACE, L.L.C.	TEXAS
OREGON OFFICE CONSTRUCTION COMPANY	OREGON	OREGON	RAVEN CONSTRUCTION
PARMER/35 RETAIL, LTD.	TEXAS
PROSCENIUM, LLC	GEORGIA
QUARRY CROSSING, LTD.	TEXAS	TEXAS	QUARRY CROSSING
RAINIER LLC	NEVADA
RAVEN CONSTRUCTION, INC.	DELAWARE
REALTY HOLDING, INC.	DELAWARE
RUDY CONSTRUCTION, INC.	DELAWARE
RW RETAIL ASSOCIATES L.P.	TEXAS
RW RETAIL, INC.	DELAWARE
SMOKESTACK PARTNERS, INC.	DELAWARE
SOUTH RIVER ONE, INC.	DELAWARE
SPYGLASS CORPORATE SUPPORT SERVICES, INC.	DELAWARE
STAC LOUDOUN LAND, LLC	DELAWARE
STASSNEY HEIGHTS, LTD.	TEXAS
STM PARTNERS, LTD.	TEXAS

SUBTIER MARSH AT BELMEADE PARTNERS, L.P.	TEXAS
SUGAR MAGNOLIA L.L.C.	DELAWARE	FLORIDA	AMB-TC SUGAR MAGNOLIA L.L.C.
T.C. SERVICES DE MEXICO, S. DE R.L. DE C.V.	MEXICO
TC 82 INVERNESS LP	DELAWARE
TC ARROWPOINT LP	DELAWARE
TC ASHBURN LLC	DELAWARE
TC ATLANTA DEVELOPMENT, INC.	DELAWARE
TC ATWATER LAND GENERAL PARTNER LP	DELAWARE
TC ATWATER LAND LP	DELAWARE
TC BALLPARK GP, INC.	DELAWARE
TC BELLAIRE SHOPPING CENTER, INC.	DELAWARE
TC BOSTON CORPORATE SERVICES, INC.	DELAWARE
TC BOULDER OFFICE, L.P.	DELAWARE
TC BROADWAY TRADE CENTER GP, INC.	DELAWARE
TC BROADWAY TRADE CENTER INVESTORS LP	TEXAS
TC BROADWAY TRADE CENTER LP	TEXAS
TC CAMERON DEVELOPMENT LAND LP	DELAWARE
TC CAPE WG LP	DELAWARE
TC CBD DEVELOPMENT, LLC	DELAWARE
TC CBD MEMBER, LLC	DELAWARE
TC CENTER LLC	DELAWARE
TC CONTRACTORS MA, INC.	DELAWARE
TC CONTRACTORS, INC.	DELAWARE	NEW YORK	TCNY CONTRACTORS
TC DALLAS/FORT WORTH INVESTMENT AND DEVELOPMENT, LP	TEXAS
TC DC LAND LP	DELAWARE
TC DEERWOOD COMMERCE CENTER LP	DELAWARE
TC DENVER TELCO LLC	DELAWARE
TC DIBAR, LP	DELAWARE
TC ELK GROVE GP, INC.	DELAWARE
TC ELK GROVE LP	DELAWARE
TC FAIRWAY PLAZA II, LTD.	TEXAS	HARRIS COUNTY, TX	FAIRWAY MARKETPLACE
TC FOREST HILL DEVELOPMENT LP	DELAWARE
TC GAMECOCK LP	DELAWARE
TC GLENDALE AND 91ST AVENUE LP	DELAWARE
TC GRAND PARKWAY GP, INC.	DELAWARE
TC HAVEN VILLAGE GP, INC.	DELAWARE
TC HAVEN VILLAGE LP	DELAWARE
TC HD DEVELOPMENT, LLC	DELAWARE
TC HOUSTON TFK, INC.	DELAWARE
TC HOUSTON, INC.	DELAWARE	HARRIS COUNTY, TX	THE COMMONS AT DEERBROOK
TC I-35 OKLAHOMA LLC	DELAWARE
TC INDIANAPOLIS, INC.	DELAWARE
TC JFK, INC.	DELAWARE
TC KEARNY VILLA LP	DELAWARE
TC KILLEEN MP, LP	DELAWARE
TC LAKELAND #1, INC.	DELAWARE
TC LAMBERT, INC.	DELAWARE
TC MERIDIAN TOWER LP	DELAWARE
TC MIDATLANTIC DEVELOPMENT, INC.	DELAWARE
TC MIDATLANTIC PROPERTIES, INC.	DELAWARE
TC MK, INC.	DELAWARE
TC MUSKOGEE LLC	OKLAHOMA
TC NEW MEXICO, INC.	DELAWARE	NEW MEXICO	TRAMMELL CROW NEW MEXICO, INC.

TC NEW MEXICO, INC.	DELAWARE	TEXAS	TRAMMELL CROW NEW MEXICO, INC.
TC NW CROSSING DEVELOPMENT, LTD.	TEXAS
TC PIPELINE, LP	DELAWARE
TC PORT YBOR LLC	DELAWARE
TC PREMIER ROW HOLDING, INC.	DELAWARE
TC SERVICENET, INC.	DELAWARE
TC SIERRA BUILDING B, INC.	DELAWARE
TC SIERRA BUILDING C, INC.	DELAWARE
TC SIERRA BUILDING D, INC.	DELAWARE
TC SIERRA BUILDING G, INC.	DELAWARE
TC SIERRA CORPORATE CENTER, INC.	DELAWARE
TC SIERRA PAD 3, INC.	DELAWARE
TC SIERRA TOWN CENTER, INC.	DELAWARE
TC SOUTH RIVER OFFICE LLC	DELAWARE
TC SPRINGFIELD, LLC	VIRGINIA
TC STORAGE LLC	DELAWARE
TC SUWANEE CREEK, INC.	DELAWARE
TC TINKER LLC	OKLAHOMA
TC TRIAD II LP	DELAWARE
TC WC PARTNERS LP	TEXAS
TC WESTVIEW PLAZA LP	DELAWARE
TC WOOD VILLAGE, INC.	DELAWARE
TCC GENERAL AGENCY, INC.	TEXAS
TCC LOUDOUN TELECOM, LLC	DELAWARE
TCC MCLEAN PARKING LLC	DELAWARE
TCC NNN TRADING, INC.	DELAWARE
TCC NORTH FLORIDA DEVELOPMENT #1, INC.	DELAWARE
TCC PIPELINE, LLC	DELAWARE
TCC PROSCENIUM, INC.	DELAWARE
TCC RISK SERVICES, INC.	DELAWARE
TCC-BTS #2, INC.	DELAWARE
TCC-BTS CLEVELAND L.L.C.	DELAWARE
TCC-BTS LOVELAND OM, INC.	DELAWARE
TCC-BTS RIDGE ROCK LP	TEXAS
TCCNV, INC.	DELAWARE
TCCNV, LP	TEXAS
TCC-OCP II, LTD.	FLORIDA
TCC-PB I, LTD.	FLORIDA
TCCT #2, INC.	DELAWARE
TCCT DEVELOPMENT #2, INC.	DELAWARE
TCCT DEVELOPMENT, INC.	DELAWARE
TCCT NW PORTFOLIO, INC.	DELAWARE
TCCT REAL ESTATE, INC.	DELAWARE
TCCT SAN ANTONIO INVESTMENTS II, INC.	DELAWARE
TCCT SAN ANTONIO INVESTMENTS, INC.	DELAWARE
TCDFW #1, INC.	DELAWARE
TCDFW #2, INC.	DELAWARE
TCDFW 161 PIONEER LP	TEXAS
TCDFW 411 WEST SEVENTH LP	TEXAS
TCDFW ACQUISITIONS LP	TEXAS
TCDFW AVENUE E, LP	TEXAS
TCDFW AVENUE F, LP	TEXAS
TCDFW BMOB LP	TEXAS
TCDFW DENTON CANCER CENTER LP	TEXAS
TCDFW DEVELOPMENT #1, INC.	DELAWARE
TCDFW DIVISION, LP	TEXAS
TCDFW GSC LP	TEXAS

TCDFW INDUSTRIAL INVESTMENTS, INC.	DELAWARE
TCDFW INVESTMENT AND DEVELOPMENT, INC.	DELAWARE
TCDFW LAKEPARK PLAZA, L.P.	TEXAS
TCDFW LCT LP	TEXAS
TCDFW MARSH AT BELMEADE, INC.	DELAWARE
TCDFW PEACHTREE LP	TEXAS
TCDFW QUEST, INC.	DELAWARE
TCDFW SDPA BTS, LP	TEXAS
TCDFW SDPA, INC.	DELAWARE
TCDFW SPOKE LP	TEXAS
TCDFW SUMMIT #1, L.P.	TEXAS
TCDFW VA GP, INC.	DELAWARE
TCDFW, INC.	DELAWARE	DENTON COUNTY, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	DALLAS COUNTY, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	LUBBOCK COUNTY, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	TARRANT COUNTY, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	TEXAS	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	COLLIN COUNTY, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW-COLLINS CROSSING, LTD.	TEXAS
TCFP SHOPPING CENTER II, INC.	DELAWARE
TCH #2, INC.	DELAWARE
TCH TFK, L.P.	TEXAS
TCM 3865, LLC	DELAWARE
TCMW DEVELOPMENT, INC.	DELAWARE
TCNE ATWATER 12, INC.	DELAWARE
TCNE ATWATER LAND GP, INC.	DELAWARE
TCNE DEVELOPMENT, INC.	DELAWARE
TCNE-HORIZON, INC.	DELAWARE
TCNE-NEBC, INC.	DELAWARE
TCNE-USPS, INC.	DELAWARE
TC-RIVERSIDE, L.L.C.	MARYLAND
TEMPLE RETAIL, LTD.	TEXAS
TFK RETAIL, LTD.	TEXAS
TOOLEY & COMPANY, INC.	CALIFORNIA
TRAMMELL CROW ARGENTINA S.A.	ARGENTINA
TRAMMELL CROW ARROWPOINT, INC.	DELAWARE
TRAMMELL CROW ASSET MANAGEMENT, INC.	DELAWARE
TRAMMELL CROW ATLANTA DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW BROKERAGE SERVICES, LTD.	TEXAS
TRAMMELL CROW BTS, INC.	DELAWARE
TRAMMELL CROW CAPITAL COMPANY II, INC.	DELAWARE
TRAMMELL CROW CAROLINAS DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW CENTRAL TEXAS DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	TEXAS	AUSTIN CENTRAL SERVICES COMPANY
TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	TRAVIS COUNTY, TX	TRAMMELL CROW COMPANY

TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	TEXAS	TRAMMELL CROW CENTRAL TEXAS
TRAMMELL CROW CHICAGO DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW CHILE INMOBILIARIA LIMITADA	CHILE	CHILE	TRAMMELL CROW COMPANY, LTD.
TRAMMELL CROW COMPANY—CHILE, INC.	DELAWARE
TRAMMELL CROW COMPANY—SOUTH AMERICAN HOLDINGS, INC.	DELAWARE
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.	DELAWARE	CLARK COUNTY, NV	TRAMMELL CROW CONSTRUCTION
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.	DELAWARE	WASHOE COUNTY, NV	TRAMMELL CROW CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	GWINNETT COUNTY, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	FULTON COUNTY, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	DEKALB COUNTY, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	HENRY COUNTY, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	CLAYTON COUNTY, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COBB COUNTY, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CORPORATE SERVICES CANADA, LTD.	CANADA
TRAMMELL CROW CUB INVESTMENT, L.L.C.	COLORADO
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT LIMITED PARTNERSHIP	TEXAS
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT, INC.	DELAWARE	TEXAS	TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT I, INC.
TRAMMELL CROW DALLAS/FORT WORTH REAL ESTATE, LTD.	TEXAS
TRAMMELL CROW DALLAS/FORT WORTH, LTD.	TEXAS
TRAMMELL CROW DEERWOOD COMMERCE CENTER, INC.	DELAWARE
TRAMMELL CROW DENVER DEVELOPMENT II, INC.	DELAWARE
TRAMMELL CROW DENVER DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW DETROIT DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW DFW DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW DO BRASIL LTDA.	BRAZIL
TRAMMELL CROW GLOBAL SOLUTIONS II INC.	CAYMAN ISLANDS
TRAMMELL CROW GLOBAL SOLUTIONS INC.	CAYMAN ISLANDS

TRAMMELL CROW HOUSTON DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW HOUSTON, LTD.	TEXAS	NEW MEXICO	TRAMMELL CROW HOUSTON, LIMITED PARTNERSHIP
TRAMMELL CROW INDIANAPOLIS DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW INDIVIDUAL INVESTMENT FUND 1996, L. P.	DELAWARE
TRAMMELL CROW INVESTMENT FUND II, L.P.	DELAWARE
TRAMMELL CROW INVESTMENT FUND III, L.P.	DELAWARE
TRAMMELL CROW INVESTMENTS II, INC.	DELAWARE
TRAMMELL CROW INVESTMENTS III, INC.	DELAWARE
TRAMMELL CROW KANSAS CITY DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW LATIN AMERICA INC.	CAYMAN ISLANDS
TRAMMELL CROW MEXICO S.A. DE C.V.	MEXICO
TRAMMELL CROW MEXICO, INC.	DELAWARE
TRAMMELL CROW MINNESOTA SERVICES, INC.	DELAWARE
TRAMMELL CROW NW, INC.	DELAWARE
TRAMMELL CROW PORTLAND DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW REALTY SERVICES(ONTARIO), LTD.	CANADA
TRAMMELL CROW SAVILLS (BELGIUM) B.V.B.A.	BELGUIM
TRAMMELL CROW SAVILLS (GERMANY) GMBH	GERMANY
TRAMMELL CROW SAVILLS (NETHERLANDS) B.V.	NETHERLANDS
TRAMMELL CROW SAVILLS SWEDEN AB	SWEDEN
TRAMMELL CROW SEATTLE DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW SERVICES, INC.	DELAWARE	TEXAS	TRAMMELL CROW HIGHER EDUCATION SERVICES INC.
TRAMMELL CROW SERVICES, INC.	DELAWARE	PAMLICO COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	PASQUOTANK COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	PERQUIMANS COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	PITT COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	CLARK COUNTY, NV	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	PENNSYLVANIA	TRAMMELL CROW HIGHER EDUCATION SERVICES, INC.
TRAMMELL CROW SERVICES, INC.	DELAWARE	HALIFAX COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	ONSLOW COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	CRAVEN COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	WASHOE COUNTY, NV	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	MARTIN COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	CAMDEN COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES

TRAMMELL CROW SERVICES, INC.	DELAWARE	GEORGIA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	OREGON	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	ILLINOIS	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	NORTHAMPTON COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	CHOWAN COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	CURRITUCK COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	DARE COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	GATES COUNTY, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	CITY OF BOSTON, MA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	MINNESOTA	TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL. COMMERCIAL DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW SO. CAL. DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW SO. CAL. PROPERTIES, INC.	DELAWARE
TRAMMELL CROW SO. CAL. RETAIL, INC.	DELAWARE
TRAMMELL CROW SOCAL RETAIL III, INC.	DELAWARE
TRAMMELL CROW SPECIALTY REALTY, INC.	DELAWARE	GEORGIA	TRAMMELL CROW COMPANY
TRAMMELL CROW TENNESSEE DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW TULSA DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW WALLIS REAL ESTATE SERVICES COMPANY LIMITED	HUNGARY
TRAMMELL DE MEXICO, S. DE R.L. DE C.V.	MEXICO
TRI-PROPERTIES PROSCENIUM, L.L.C.	GEORGIA
USREA, INC.	DELAWARE
VAN NUYS INDUSTRIAL CENTER, LLC	DELAWARE
WEST OAK CENTER, LTD.	TEXAS
WEST TECH BUSINESS CENTER, LTD.	TEXAS
WEST TECH GP, INC.	DELAWARE
WETMORE BUSINESS PARK, LTD.	TEXAS
WETMORE DISTRIBUTION HOLDINGS LP	TEXAS
WETMORE GP, LTD.	TEXAS
WETMORE II GP, INC.	DELAWARE
WETMORE PHASE II, LTD.	TEXAS

QuickLinks

  Exhibit 21.1
TRAMMELL CROW COMPANY SUBSIDIARIES